      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 2000

                                                      REGISTRATION NO. 333-80759
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                            POST-EFFECTIVE AMENDMENT
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                               ALLAIRE CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                              7372                        41-1830792
   (State or other jurisdiction         (Primary Standard Industrial         (I.R.S. employer
 of incorporation or organization)       Classification Code Number)      identification number)

                               ONE ALEWIFE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02140
                                 (617) 761-2000
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              -------------------

                                 DAVID J. ORFAO
                      President and Chief Executive Officer
                               ALLAIRE CORPORATION
                               One Alewife Center
                         Cambridge, Massachusetts 02140
                                 (617) 761-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              -------------------

                                   Copies to:

                            ROBERT L. BIRNBAUM, ESQ.
                              WILLIAM R. KOLB, ESQ.
                             FOLEY, HOAG & ELIOT LLP
                             One Post Office Square
                           Boston, Massachusetts 02109


================================================================================

      The Registrant hereby withdraws from registration all of those shares of its common stock, par value $.01 per share, registered pursuant to its Registration Statement on Form S-1 (registration number 333-80759) for sale from time to time by certain selling stockholders (as described in such Registration Statement) which have not been sold as of the time of filing of this Post-Effective Amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts, on this 22nd day of May, 2000.

                                     ALLAIRE CORPORATION



                                     By: /s/ David J. Orfao
                                        --------------------------------------
                                        David J. Orfao
                                        President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed on this 22nd day of May, 2000 by the following persons in the capacities indicated.


                   SIGNATURE                                            TITLE
                   ---------                                            -----

                         *                                    Chairman of the Board
-----------------------------------------------------
                  Joseph J. Allaire


                  /s/ David J. Orfao                          President, Chief Executive Officer and Director
-----------------------------------------------------         (principal executive officer)
                    David J. Orfao


                 /s/ David A. Gerth                            Vice President, Finance and Operations,
-----------------------------------------------------          Treasurer and Chief Financial Officer
                   David A. Gerth                              (principal financial and accounting office)


                         *                                     Director
-----------------------------------------------------
                  Jonathan A. Flint


                         *                                     Director
-----------------------------------------------------
                    John J. Gannon

                         *                                     Director
-----------------------------------------------------
                 Thomas A. Herring


*By   /s/ David J. Orfao
   --------------------------------------------------
      David J. Orfao
      as Attorney-in-fact